Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – July

Innovator U.S. Equity Power Buffer ETF™ – July

Innovator U.S. Equity Ultra Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2023

June 23, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period for each Fund will end on June 30, 2023, and each Fund will commence a new outcome period that will begin on July 1, 2023 and end on June 30, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on July 1, 2023. As of June 22, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – July	BJUL	19.50% – 21.67% (18.71% – 20.88% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – July	PJUL	14.55% – 15.41% (13.76% – 14.62% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – July	UJUL	13.33% – 14.63% (12.54% – 13.84% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference